                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of
Earliest Event Reported):   March 24, 1997
                          -------------------


                              OnTrak Systems, Inc.
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             (Exact name of registrant as specified in its charter)




           Delaware                          0-26222             77-0074302
-------------------------------           ------------         --------------
(State or other jurisdiction of            (Commission          (IRS Employer
Incorporation or organization)            File Number)         Identification
                                             Number)




      1010 Rincon Circle
     San Jose, California                                      95131
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone no., including area code:  (408) 577-1010
                                                 ---------------



        Not Applicable
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                                                                  (Zip Code)
(Former name or former address, if changed since last report)
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Item 5.   OTHER EVENTS

     On March 24, 1997, the Registrant entered into an Agreement and Plan of Merger (the "Agreement") with Lam Research Corporation ("Lam") and Omega Acquisition Corporation, a wholly-owned subsidiary of Lam ("Sub"). Pursuant to the terms of the Agreement, (a) Sub will be merged with and into the Registrant and the Registrant will become a wholly-owned subsidiary of Lam, and (b) all outstanding shares, and options to acquire shares, of the Registrant's Common Stock will be exchanged for 0.83 shares (or, in the case of options to acquire shares of the Registrant's Common Stock, for options to purchase 0.83 shares) of Lam's Common Stock, subject to adjustment as set forth in the Agreement. A copy of the Agreement is filed as Exhibit 2.1 and incorporated herein by reference. The Agreement and related transactions are also described in the press release filed as Exhibit 99.1 incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     2.1* Agreement and Plan of Merger by and among the Registrant, Lam Research Corporation and Omega Acquisition Corporation dated March 24, 1997.

     99.1* The Joint Press Release of Lam Research Corporation and the Registrant dated March 24, 1997.

________________________

* Previously filed as an exhibit, with corresponding exhibit number, to Current Report on Form 8-K of Lam Research Corporation filed March 31, 1997.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ONTRAK SYSTEMS, INC.



Date: April 1, 1997               By:   /s/ Patrick C. O'Connor
                                        -------------------------
                                        Patrick C. O'Connor
                                        Vice President &
                                        Chief Financial Officer


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